EXHIBIT 10.1.2


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

            ASSIGNMENT AND ASSUMPTION AGREEMENT (this "AGREEMENT") dated as of August 16, 2004, between FINOVA CAPITAL CORPORATION, a Delaware corporation ("ASSIGNOR") and Atlas Air, Inc., a Delaware corporation ("ASSIGNEE").

                                  WITNESSETH:

            WHEREAS, the parties hereto desire to effect (a) the transfer by Assignor to Assignee of all of the right, title and interest of Assignor, in, under and with respect to, among other things, (i) the Participation Agreement dated as of October 19, 1998 among Atlas Air, Inc., as Lessee, FINOVA Capital Corporation, as Owner Participant, Wells Fargo Bank Northwest, National Association (as successor to First Security Bank, National Association), not in its individual capacity, except as expressly provided therein, but solely as Owner Trustee, and Wilmington Trust Company, not in its individual capacity, except as expressly provided therein, but solely as Mortgagee, Subordination Agent and Pass Through Trustee, as amended, modified or supplemented and in effect from time to time (the "PARTICIPATION AGREEMENT") relating to one Boeing model 747-47UF aircraft bearing manufacturer's serial number 29254 and U.S.. registration mark N493MC, including, without limitation, any indemnity payments payable by the Lessee directly or indirectly thereunder, (ii) the Trust Agreement identified in the Participation Agreement, (iii) the Trust Estate (as defined in the Trust Agreement), (iv) the proceeds therefrom; and

            WHEREAS, such documents permit such transfer upon satisfaction of certain conditions heretofore or concurrently herewith being complied with;

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

            1. DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Participation Agreement.

            2. ASSIGNMENT. Assignor has sold, conveyed, assigned, transferred and set over, and does hereby sell, convey, assign, transfer and set over, unto Assignee, as of the date hereof, all of its present and future right, title and interest in, under and with respect to the Participation Agreement, the Trust Agreement, the Trust Estate and all of the other Operative Agreements to which Assignor is a party, and any proceeds therefrom, together with all other documents and instruments evidencing any of such right, title and interest, except (i) such rights of Assignor as have arisen or accrued to Assignor prior to the date hereof (including specifically, but without limitation, the right to receive any amounts due or accrued to Assignor under the Operative Agreements as of a time prior to such date and the right to receive any indemnity payment pursuant to the Participation Agreement with respect to events occurring or liabilities accruing on or prior to such date) (the "RETAINED ASSETS") and (ii) for the Tax Indemnity Agreement.

            3. TERMINATION OF TAX INDEMNITY AGREEMENT AND RELEASE OF TAX CLAIMS. The Assignor and Assignee hereby agree that the Tax Indemnity Agreement shall be and is

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terminated as of the date of this Agreement and Assignee shall have no further liability to Assignor thereunder. In addition, Assignor hereby expressly releases Assignee from, and now and forever waives any claim for, any liability in respect of taxes and any loss of any tax benefit (including, but not limited to, any claim pursuant to the Tax Indemnity Agreement) (i) existing or arising on, or prior to, the date hereof or (ii) based on any acts, omissions, or events occurring on, or prior to, the date hereof, except for any liability in respect of sales or transfer taxes arising from or in connection with the assignment described in paragraph 2 hereof. In addition, Assignee hereby expressly releases Assignor from, and now and forever waives any claim for, any liability in respect of taxes and any realization of any tax benefit (including, but not limited to, any claim pursuant to the Tax Indemnity Agreement) (i) existing or arising on, or prior to, the date hereof or (ii) based on any acts, omissions, or events occurring on, or prior to, the date hereof.

            4. ASSUMPTION. Assignee hereby accepts the assignment set forth in paragraph 2 hereof and assumes and undertakes all of the duties and obligations of Assignor accruing from and after the date hereof (excluding any duties and obligations of Assignor required to be performed by it on or prior to the date hereof under the Operative Agreements to which the Owner Participant is a party and any of the other Operative Agreements by which Assignor is bound or any other contract, agreement, document or other instrument relating to the Trust Estate to which the Owner Participant is a party or by which it is bound and any liabilities of the Assignor arising from such duties and obligations) pursuant to the Trust Agreement, the Participation Agreement and each other Operative Agreement to which Assignor is a party or by which Assignor is bound, including, without limitation, any obligations it may have under any Operative Agreement with regard to the Lessee, the Mortgagee or the Owner Trustee, excluding, however, the Tax Indemnity Agreement. Assignee hereby confirms that from and after the date hereof it (i) shall be deemed a party to the Participation Agreement, the Trust Agreement and each other Operative Agreement to which the Owner Participant is a party other than the Tax Indemnity Agreement, (ii) shall be deemed the party named as the "Owner Participant" in the Trust Agreement, the Participation Agreement, the Lease and the Trust Indenture and (iii) except as expressly provided in this paragraph 4, shall be bound by all of the terms of each Operative Agreement to which Assignor is a party or by which it is bound, other than the Tax Indemnity Agreement (including the agreements and obligations of the Assignor set forth therein) as if therein named the Owner Participant.

            5. RELEASE OF ASSIGNOR. Except for liabilities not expressly assumed by Assignee under Section 4 hereof, upon the date hereof, Assignor is released from all of its duties, obligations and liabilities under the Participation Agreement and the Trust Agreement and each other Operative Agreement to which Assignor is a party or by which Assignor is bound; PROVIDED, HOWEVER, that Assignor shall in no event be released from any such liability arising on account of any breach on or prior to the date hereof by Assignor of any of its representations, warranties, covenants or obligations set forth in the Participation Agreement or the Trust Agreement, or for any misconduct engaged in by it prior to the date hereof, or from any obligation that relates to any indemnity claimed by Assignor or any Lessor Lien arising from or attributable to Assignor.


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

            6. PAYMENTS. Assignor hereby covenants and agrees to pay over to Assignee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignor that, under Section 2 hereof, belong to Assignee, and Assignee hereby covenants and agrees to pay over to Assignor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Assignee that, under Section 2 hereof, belong to Assignor.

            7. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. Assignor represents and warrants that:

            (a) it is a Delaware corporation, duly organized and validly existing in good standing under the Laws of the State of Delaware and has the requisite power, authority and legal right to enter into and carry out the transactions contemplated hereby;

            (b) this Agreement has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against it in accordance with its terms;

            (c) no action or proceeding is pending, has been instituted or, to the knowledge of Assignor, is threatened, before any court or governmental agency, nor has any order, judgment or decree been issued or, to the knowledge of Assignor, is threatened, by any court or governmental agency which would materially adversely affect the ability of Assignor to complete and consummate its obligations contemplated hereby;

            (d) the Trust Estate is free of Lessor Liens attributable to it;

            (e) it has fully performed all of its obligations under the Participation Agreement and under each other Operative Agreement to which it is a party or by which it is bound, which obligations by their terms are required to be satisfied or performed prior to the date hereof;

            (f) neither the execution, delivery and performance by it of this Agreement, nor compliance by it with any of the provisions thereof requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it or contravenes or will contravene any Law or any order of any court or governmental authority or agency applicable to or binding on it or contravenes or will contravene the provisions of, or constitute a default under, its Certificate of Incorporation or Bylaws or any indenture, mortgage, contract or any agreement or instrument to which it is a party or by which it or any of its property may be bound or affected;

            (g) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Act, or the regulations promulgated thereunder) is required for the due execution, delivery or performance by it of this Agreement;


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            (h) the transfer to Assignee of all of the Assignor's right, title and interest in each Operative Agreement to which it is a party or by which it is bound, will not violate any provision of the Act, the Securities Act (and no registration pursuant to such Securities Act or the rules and regulations thereunder shall be required in connection with such transfer), or any other applicable law. Notwithstanding the foregoing, no representation is being made in this Section 7 with respect to the absence of violations of ERISA;

            (i) no Person action on behalf of Assignor is or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated by this Agreement; and

            (j) other than the Purchase Agreement, dated as of July 27, 2004, between Assignor and Assignee and the Retained Assets, there are no other contracts, agreements, documents or instruments related to the Trust Estate by which Assignor is bound.

            8. REPRESENTATIONS AND WARRANTIES OF ASSIGNEE. Assignee represents and warrants that:

            (a) Assignee is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware and has the corporate power and authority to conduct the business in which it is currently engaged and to own or hold under lease its properties and to enter into, and perform its obligations under the agreements assigned to and assumed by Assignee under this Agreement. Assignee's parent, Atlas Worldwide Holdings, Inc., a Delaware corporation ("GUARANTOR"), will provide a guaranty ("GUARANTY") of the obligations of the Assignee in accordance with Section 10.1.1(a)(vi) of the Participation Agreement and has tangible Net Worth of at least $75,000,000;

            (b) Assignee has taken, or caused to be taken, all necessary corporate action (including, without limitation, the obtaining of any consent or approval of stockholders required by its Certificate of Incorporation or Bylaws) to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder and the agreements assigned to and assumed by Assignee under this Agreement;

            (c) the execution and delivery by Assignee of this Agreement, the performance by Assignee of its obligations hereunder, and under the agreements assigned to and assumed by Assignee under this Agreement, and the consummation by Assignee on the date of this Agreement of the transactions contemplated hereby and thereby, do not and will not (i) violate any provision of its Certificate of Incorporation or Bylaws, (ii) violate any Law applicable to or binding on the Assignee (it being understood that this representation is not made with respect to any Law to the extent that such Law relates to ERISA or any Plan) or (iii) violate or constitute any default under (other than any violation or default that would not result in a Material Adverse Change to Assignee), or result in the creation of any


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      Lien (other than as provided for or otherwise permitted in the Operative
      Agreements) upon the Trust Estate, under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, lease, loan or other material agreement, instrument or document to which Assignee is a party or by which Assignee or any of its properties is bound or may be affected in any material respect;

            (d) the execution and delivery by Assignee of this Agreement, the performance by Assignee of its obligations hereunder, and under the agreements assigned to and assumed by Assignee under this Agreement, and the consummation by Assignee on the date of this Agreement of the transactions contemplated hereby and thereby do not and will not require the consent or approval of, or the giving of notice to, or the registration with, or the recording or filing of any documents with, or the taking of any other action in respect of (i) any trustee or other holder of any Debt of Assignee and (ii) any Government Entity other than the filing of (A) this Agreement, (B) Amendment No. 1 to Trust Agreement dated as of August 16, 2004 between the Owner Trustee and the Assignee (the "TRUST AMENDMENT"), and (C) an affidavit of citizenship by each of the Assignee and the Owner Trustee pursuant to Section 47.7(c)(2)(ii) of the Federal Aviation Regulations;

            (e) this Agreement has been duly authorized, executed and delivered by Assignee, and this Agreement and the agreements assigned to and assumed by Assignee under this Agreement (assuming the due authorization, execution and delivery by each party to such documents other than Assignee) constitute the legal, valid and binding obligations of Assignee and are enforceable against Assignee in accordance with the respective terms thereof, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other similar Laws affecting the rights of creditors generally and general principles of equity, whether considered in a proceeding at law or in equity;

            (f) no part of the funds to be used by Assignee or Guarantor to acquire or hold its interests in the Trust Estate to be acquired by it under this Agreement directly or indirectly constitutes assets of a Plan;

            (g) there are no pending or, to the Actual Knowledge of Assignee, threatened actions or proceedings against Assignee or Guarantor before any court, governmental body, arbitration board, administrative agency or tribunal which, if determined adversely to Assignee or Guarantor, would materially adversely affect the ability of Assignee to perform its obligations under this Agreement or any of the agreements assigned to and assumed by Assignee under this Agreement or the Guarantor to perform its obligations under the Guaranty, except as has been and disclosed by Assignee in its public filings with the Securities and Exchange Commission and in the disclosure statement, as amended, filed in connection with the plan of reorganization with the United States Bankruptcy Court for the Southern District of Florida;

            (h) neither Assignee nor any person Assignee has authorized to act on its behalf has directly or indirectly offered any beneficial interest in or Security relating


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      to the ownership of the Aircraft or any interest in the Trust Estate, or any of the Equipment Notes or any other interest in or Security under the Trust Indenture for sale to, or solicited any offer to acquire any of the same from, any Person in violation of the Securities Act or applicable state securities Laws;

            (i) no Person acting on behalf of Assignee or Guarantor is or will be entitled to any broker's fee, commission or finder's fee in connection with the transactions contemplated by this Agreement;

            (j) other than as provided in Section 8.4.3 of Amendment No. 1 to Lease Agreement (the "LEASE AMENDMENT") dated as of July 27, 2004, by and between Assignee and Lessor, Assignee's beneficial interest in the Trust Estate is being acquired for it by its own account, for investment and not with a view to any resale or distribution thereof, except that, subject to the restrictions on transfer set forth in Section 10 of the Participation Agreement and the transfer requirements contained in Section 8.4.3 of the Lease Amendment, the disposition by Assignee of its beneficial interest in the Trust Estate shall at all times be within its control;

            (k) Assignee satisfies the "Transferee" requirements set forth in
      Section 10.1.1(a)(vi) of the Participation Agreement by virtue of the Trust Amendment;

            (l) the Trust Estate is free of Lessor Liens attributable to it; and

            (m) after giving effect to this assignment, there will be no more than one Owner Participant with respect to the Transaction;

            9. GOVERNING LAW. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONTRUCTION, VALIDITY AND PERFORMANCE.

            10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by both parties so long as each party shall sign at least one counterpart.

            11. BENEFICIARIES. Each of the Owner Trustee, the Lessee, the Note Holders and the Mortgagee, together with their respective successors and permitted assigns, is and shall be deemed a third party beneficiary of this Agreement entitled to enforce this Agreement directly and in its own name and enforce any rights or claims of the parties hereto.

            12. FURTHER ASSURANCES. Each party agrees that from time to time after the date hereof, it shall execute and deliver or cause to be executed and delivered such instruments, documents and papers, and take all such further action as may be reasonably required in order to consummate fully the purposes of this Agreement and to implement the transactions contemplated hereby.

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            IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Assumption Agreement as of the day and year first above written.

                                           FINOVA CAPITAL CORPORATION

                                           By: /s/ Maryann V. Richandson
                                               ---------------------------------
                                               Name: Maryann V. Richandson
                                               Title: Vice President


                                           ATLAS AIR, INC.

                                           By: /s/ William C. Bradley
                                               ---------------------------------
                                               Name: William C. Bradley
                                               Title: Vice President & Treasurer


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